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                                                                    Exhibit 10.1

                            VIROPHARMA INCORPORATED
                               STOCK OPTION PLAN

                    Originally Effective September 20, 1995
                 Amended and Restated, Effective March 3, 1998
                       As Amended Through June 22, 2000.
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                            VIROPHARMA INCORPORATED
                               STOCK OPTION PLAN


     Section 1.  Purposes.
                 --------

     The ViroPharma Incorporated 1995 Stock Option Plan was originally effective September 20, 1995. The ViroPharma Incorporated Stock Option Plan (the "Plan"), effective March 13, 1998, is an amendment and restatement of this prior plan. The Plan was most recently amended on March 13, 2000. The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the "Company") and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons to the Company and/or its Subsidiaries. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of Section 422 of the Code, or non-qualified stock options, as determined by the Board or the Committee at the time of award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of the Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

     Section 2.  Definitions
                 -----------

     (a) "Affiliate" shall mean, with respect to a Person, a Person that
          ---------
directly or indirectly controls, or is controlled by, or is under common control with such Person.

     (b) "Award" shall mean a grant of an Option or Options to an Eligible
          -----
Person pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Eligible Person and each group of Options which vests on a separate date, is treated as a separate Award.

     (c) "Board" shall mean the Board of Directors of the Company, as
          -----
constituted from time to time.

     (d) "Change of Control" shall mean the happening of an event, which shall
          -----------------
be deemed to have occurred upon the earliest to occur of the following events:

         (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or

         (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or

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       (iii)  the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or

        (iv) the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, or (B) any of its Subsidiaries, or (C) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (D) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities
              Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who shall have been either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve
              (12) months prior to the date of such approval, or

         (v) the first day after the date of this Plan when Directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period, or

        (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

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          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (f) "Committee" shall mean a committee appointed by the Board in
               ---------
accordance with Section 4(a) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

          (g) "Common Stock" shall mean common stock of the Company, $.002 par
               ------------
value per Share.

          (h) "Company" shall mean ViroPharma Incorporated.
               -------

          (i) "Company Plan" means any restricted stock, stock bonus, stock
               ------------
option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

          (j) "Director" shall mean an individual who is a member of the Board
               --------
of Directors of the Company.

          (k) "Disability" shall mean a mental or physical disability of an
               ----------
Eligible Person which renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

          (l) "Eligible Person" shall mean any person employed by the Company or
               ---------------
any of its Subsidiaries. Additionally, the term "Eligible Person" shall include advisors and consultants to the Company or any Subsidiary, as well as Directors and members of the board of directors of a Subsidiary; provided that Options to Eligible Persons who are not employees of the Company or any of its Subsidiaries shall be limited to non-qualified stock options.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value Per Share" shall mean the fair market value of
               ---------------------------
a share of Common Stock, as determined pursuant to Section 8 hereof.

          (o) "Incentive Stock Option" shall mean an Option which is an
               ----------------------
incentive stock option as described in Section 422 of the Code.

          (p) "Non-Employee Director" shall have the meaning set forth in Rule
               ---------------------
16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

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          (q)  "Option(s)" shall mean an Incentive Stock Option or a non-
               ---------
               qualified stock option to purchase Shares that is awarded pursuant to the Plan.

          (r) "Option Agreement" shall mean a written agreement substantially in
               ----------------
the form of Exhibit A-1 or A-2, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

          (s) "Optionee" shall mean an Eligible Person to whom an Option is
               --------
awarded.

          (t) "Other Available Shares" means, as of any date, the excess, if any
               ----------------------
of:

               (i)  the total number of  Shares owned by an Optionee; over

               (ii) the sum of:

                    (A) the number of Shares owned by such Optionee for less than six months; plus

                    (B) the number of Shares owned by such Optionee that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any Company Plan.

          (u) "Participant" shall mean each Eligible Person of the Company or a
               -----------
Subsidiary to whom an Award is granted pursuant to the Plan.

          (v) "Person" shall mean an individual, partnership, corporation,
               ------
limited liability company, trust, joint venture, unincorporated association, or other entity or association.

          (w) "Plan" shall mean the ViroPharma Incorporated Stock Option Plan,
               ----
as amended from time to time.

          (x) "Pool" shall mean the pool of Shares subject to the Plan, as
               ----
described in Section 6, and as adjusted in accordance with Section 9 of the Plan.

          (y) "Securities Act" shall mean the Securities Act of 1933, as
               --------------
amended.

          (z) "Shares" shall mean shares of Common Stock.
               ------

          (aa) "Subsidiary" shall mean a subsidiary corporation, whether now or
                ----------
hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          Section  3.  Participation.
                       -------------

          Participants in the Plan shall be selected by the Board or the Committee from the Eligible Persons. The Board or the Committee may make Awards at any time and from time to

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time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board or the Committee shall determine in its sole discretion.


          Section 4.  Administration.
                      --------------

          (a) Procedure.  The Plan shall be administered by the Board.  The
              ---------
Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, each of whom is a Non-Employee Director, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the award of any Options pursuant to the Plan, except that no such member shall act upon the award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the award of Options to himself or herself.

          From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) Powers of the Board and the Committee.  Subject to the provisions
              -------------------------------------
of the Plan, the Board or the Committee shall have the authority, in its discretion:

              (i)   to make Awards;

              (ii)  to determine the Fair Market Value Per Share;

              (iii) to determine the exercise price of the Options to be awarded in accordance with Section 7 of the Plan;

              (iv) to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

              (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (vi) to determine the terms and provisions of each Award under the Plan and each Option Agreement (which need not be identical with the terms of other Awards and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Award or Option Agreement;

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              (vii)  to determine the conditions which must be satisfied in order for an Award to vest and become exercisable, which conditions may include satisfaction of performance goals, vesting over time, and other criteria as determined by the Board or the Committee;

              (viii) to accelerate the vesting or exercise date of any Award;

              (ix) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options;

              (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

              (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (c) Effect of Decisions.  All decisions, determinations and
              -------------------
interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.

          (d) Limitation of Liability.  Notwithstanding anything herein to the
              -----------------------
contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

          Section 5.  Eligibility.  Awards may be made only to Eligible Persons.
                      -----------
An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

          Section 6.  Stock Subject to the Plan.    Subject to the provisions of
                      -------------------------
this Section 6 and the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 2,750,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Optionee is 500,000 Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. If an Option should expire or become unexercisable for any reason without having been exercised in full, the Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Pool and become available for future award under the Plan.

          Section 7.  Terms and Conditions of Options.
                      -------------------------------

          Each Option awarded pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an Option Agreement in such form as the Board or the Committee may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and

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

conditions:

          (a) Number of Shares.  The number of Shares subject to the Option,
              ----------------
which shall not include fractional Shares.

          (b) Option Price.  The price per Share payable on the exercise of any
              ------------
Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the
date such Option is awarded.   Neither the Board nor the Committee may reprice
any outstanding Options.

          (c) Consideration.  The consideration to be paid for the Shares to be
              -------------
issued upon the exercise of an Option, including the method of payment, shall be determined by the Board or the Committee and may consist entirely of cash, personal or certified check, or, at the election of the Optionee and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that
                                                       -----------------
Shares may be surrendered in satisfaction of the Option price only if the Optionee certifies in writing to the Company that the Optionee owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the
       ----------------
Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to an Optionee.

          Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

          (d) Form of Option.  The Option Agreement will state whether the
              --------------
Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded.

          (e) Exercise of Options.  Any Option awarded hereunder shall be
              -------------------
exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board or the Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

          As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

          (f)  Term and Vesting of Options.
               ---------------------------

               (i) Except as provided in Section 7(g)(iv), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board or the Committee shall determine, which conditions shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

               (ii) Notwithstanding any other provision of this Plan, no Option shall be (A) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or
                    (B) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended
                           --------  -------
                    to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than

                    10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

             (iii) No Option awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of
                    Section 422 of the Code.

        (g)  Termination of Options.
             ----------------------

             (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board or the Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

             (ii) Except as otherwise provided herein or by the terms of any
                  Award, with respect to an Optionee who is an employee or Director, upon the termination of such Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination.

                  Except as otherwise provided herein or by the terms of any Award, with respect to an Optionee who is an advisor or consultant, the termination of such Optionee's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided however, that if such Optionee dies
                               ----------------
                  following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's death by such Optionee's executor(s) or administrator(s).

          (iii) Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of an Optionee while in the service of the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

          (iv) Options may be terminated at any time by agreement between the Company and the Optionee.



     (h)  Forfeiture.
          ----------

          (i) Termination for Cause.  Notwithstanding any other provision of
              ---------------------
this Plan, if the Optionee's employment or engagement is terminated by the Company, and the Board or the Committee makes a determination that the Optionee:

              (A) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

              (B)  has been convicted of a felony;

              (C) has disclosed trade secrets or confidential information of the Company; or

              (D) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise,

then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

          (ii) Non-Competition.  Notwithstanding any other provision of this
               ---------------
Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, an Optionee who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event an Optionee who is a consultant or advisor has entered into an agreement with the Company which contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

          Section 8.  Determination of Fair Market Value Per Share of Common
                      ------------------------------------------------------
     Stock.
     ------

          (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value Per Share of Common Stock shall be determined by the Board or the Committee in its sole discretion.

          (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the
-----------------------
National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street
                                                          -------- ------
Journal on the relevant valuation date, or if there is no trading on that date,
-------
on the next preceding date on which there were reported share prices.

          Section 9.  Adjustments.
                      -----------

          (a) Subject to required action by the stockholders, if any, the number of Shares as to which Awards may be made under this Plan, including the individual limit specified in Section 6, and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

          (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status as such without the consent of the Optionee.

          Section 10.  Rights as a Stockholder.
                       -----------------------

          A recipient of an Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

          Section 11.  Time of Awarding Options.
                       ------------------------

          The date of an Award shall, for all purposes, be the date which the Board or the Committee specifies when the Board or the Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

          Section 12.  Modification, Extension and Renewal of Option.
                       ---------------------------------------------

          Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing,
(a) no modification of an Award which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

          Section 13.  Purchase for Investment and Other Restrictions.
                       ----------------------------------------------

          (a) The obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

          (b) At the option of the Board or the Committee, the obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Optionee. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Optionee), the Optionee shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Optionee resides, the certificate or certificates may bear any such legend.



          Section 14.  Transferability.
                       ---------------

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

          Section 15.  Other Provisions.
                       ----------------

          The Option Agreement may contain such other provisions as the Board or the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

          Section 16.  Change of Control.
                       -----------------

          (a) Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control in which the Plan is not continued by a successor corporation, or in which equivalent, substituted options for common stock in a successor corporation are not provided to Optionees, the Plan shall be terminated and, with respect to Optionees who are employees of the Company or any of its Subsidiaries or who are members of the Board, all unvested Options shall vest as follows: (i) with respect to such Optionees who have been employed by the Company or a Subsidiary or who have served on the Board for at least two years as of the Change of Control, Options shall be fully and immediately vested and exercisable; and (ii) with respect to all other such Optionees, fifty percent (50%) of that portion of the Options which are not vested as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited.

          (b) In the event of a Change of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock in a successor corporation are provided to Optionees, with respect to Optionees who are employees of the Company or any of its Subsidiaries or who are members of the Board, Options shall vest as follows: (i) if an Optionee who is employed by the Company and serves on the Company's management team (each, an "Executive Officer") or is a member of the Board at the time of the Change of Control is not offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options as of the date of the Change of Control held by such Executive Officer or member of the Board shall be fully and immediately vested and exercisable in accordance with Section 16(a)(i) or 16(a)(ii), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and (ii) if any Optionee is offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then Options shall not be subject to accelerated vesting; provided however, that if the Optionee's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options or substituted options shall be fully and immediately vested and exercisable at the date of the Optionee's termination of employment in accordance with Section 16(a)(i) or 16(a)(ii), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

          (c) Notwithstanding Sections 16(a) and (b) hereof, any Optionee who is a "disqualified individual", as that term is defined in Section 280G(c) of the Code, shall be notified by the Committee of any event which may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable prior to the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Options after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing prior to the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

          (d) In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to distribute to each Optionee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to an Optionee shall reflect the deduction of the exercise price the Optionee would have paid to purchase such

Shares. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Committee.

          Section 17.  Amendment of the Plan.
                       ---------------------

          Insofar as permitted by law and the Plan, and subject to Section 20(c), the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option, including amendments necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

          Section 18.  Application of Funds.
                       --------------------

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

          Section 19.  No Obligation to Exercise Option.
                       --------------------------------

          The awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.



          Section 20.  Approval of Stockholders.
                       ------------------------

          (a) Effective Date of Plan.  This amendment and restatement of the
              ----------------------
Plan shall become effective on the date that it is adopted by the Board;

provided, however, that this amendment and restatement shall be rescinded, and
-----------------
all actions taken pursuant to the Plan, as amended and restated (except the granting of Options with respect to Shares initially authorized for award under the Plan prior this amendment and restatement), shall be null and void as of the first anniversary of the date of adoption by the Board unless, before such first anniversary, the Plan, as amended and restated, is approved by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy.

          (b) Awards Prior to Stockholder Approval.  The Board or the Committee
              ------------------------------------
may make Awards hereunder before the stockholder meeting at which the Plan, as amended and restated, will be presented to the Company's stockholders for approval; provided, however, that any and all Options awarded for Shares in
          -----------------
excess of 2,000,000 Shares, the number of Shares initially authorized for award under the Plan prior to this amendment and restatement, shall lapse automatically on the first anniversary of the date of adoption by the Board if the Plan is not approved by such stockholders on or before such date. With respect to Options awarded before the earlier of the date the Plan is approved by the Company's stockholders or the first anniversary of the date the Plan is adopted by the Board, the Board or the Committee shall designate whether the Option is for Shares previously authorized for award under the Plan, or is for Shares as to which stockholder approval is pending.

         (c) Stockholder Approval of  Certain Amendments.
             -------------------------------------------

             (i) If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Options may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Options awarded with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

             (ii) If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

             (iii) Section 7(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value or to permit outstanding Options to be repriced unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy).

         Section 21.  Conditions Upon Issuance of Shares.
                      ----------------------------------

         Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         Section 22.  Reservation of Shares.
                      ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          Section 23.  Stock Option Agreements.
                       -----------------------

          Options shall be evidenced by an Option Agreement in such form or forms as the Board or the Committee shall approve from time to time.

          Section 24.  Taxes, Fees, Expenses and Withholding of Taxes.
                       ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

          Section 25.  Notices.
                       -------

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

          Section 26.  No Enlargement of Optionee Rights.
                       ---------------------------------

          This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time subject to applicable law. No Optionee shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Optionee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 27.  Information to Optionees.
                       ------------------------

          The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.



          Section 28.  Availability of Plan.
                       --------------------

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

          Section 29.  Invalid Provisions.
                       ------------------

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          Section 30.  Applicable Law.
                       --------------

          This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          Executed this 13th day of March, 2000.


[CORPORATE SEAL]                        VIROPHARMA INCORPORATED


Attest: _________________________       By:_______________________________